           SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 AND 15(d)
                                       OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 28, 1997

                  BRUSH CREEK MINING AND DEVELOPMENT CO., INC.
             (Exact name of registrant as specified in its charter)


    Nevada                       0-12761                    88-0180496
(State or other         (Commission file number)          (IRS Employer
jurisdiction of                                         Identification No.)
incorporation)

            970 East Main Street, Suite 200, Grass Valley, CA 95945
               (Address of principal executive officer)(Zip Code)

               Registrant's telephone number, including area code
                                  916-477-5961

Item 5 -- Other Events

Brush Creek Mining & Development Co., Inc. (the Company) entered into a settlement agreement with the Royal Bank of Scotland (the Plaintiffs) on December 13, 1995. Pursuant to the agreement, the Company was required to make a final payment on December 13, 1996 of $600,000. The Company defaulted on the payment. The Company has entered into a Forebearance Agreement with the Plaintiffs requiring the Company to make a payment of $629,100 on or before March 20, 1997 and a payment of $175,000 on or before July 1, 1997. The Company has the option to postpone the second payment ($175,000) by delivering written notice to Plaintiffs no later than June 25, 1997 whereupon the second payment shall be paid no later than December 15, 1997 and the amount shall be increased to $250,000. The Company must also reimburse the Plaintiffs for their attorney fees and costs.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUSH CREEK MINING AND DEVELOPMENT CO., INC.

Dated: January 28, 1997

/s/ James S. Chapin
-----------------------------------
Chief Executive Officer